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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 27, 1999

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                333-39127                             13-5674085
     ----------------------------              ------------------------                  -------------------
     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                             Identification No.)

    250 Vesey Street
    World Financial Center, North Tower
    New York, New York                                                                        10281
    -----------------------------------                                                     ----------
    (Address of Principal                                                                   (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (212) 449-1000

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

Item 5.   Other Events.

         On April 27, 1999, Merrill Lynch Mortgage Investors, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Providian National Bank, as transferor (in such capacity, the "Transferor") and service (in such capacity, the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"), providing for the issuance of the Providian Home Equity Loan Asset Certificates, Series 1999-PNB1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial

          Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of April 1, 1999, by and among the Company, the Transferor, the Servicer and the Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                         By:  /s/ Peter Cerwin
                                              ---------------------------------
                                              Name: Peter Cerwin
                                              Title:  Vice President

Dated:  May 3, 1999

                                  Exhibit Index
                                  -------------

Exhibit                                                                   Page
-------                                                                   ----

99.1.    Pooling and Servicing Agreement,
         dated as of April 1, 1999, by
         and among, the Company, the Transferor,
         the Servicer and the Trustee.                                      6